UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2015

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31332 (Commission File Number)	33-0264467 (I.R.S. Employer Identification No.)

30452 Esperanza

Rancho Santa Margarita, California 92688

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2015, the Board of Directors (the “Board”) of Liquidmetal Technologies, Inc. (the “Company”) adopted an equity incentive plan (the “2015 Plan”) and granted options under the 2015 Plan to the Company’s named executive officers (“NEOs”). A brief description of the terms and conditions of the Plan and the grants made to the NEOs are set forth below.

2015 Equity Incentive Plan

The 2015 Plan authorizes the Company’s Board and the Compensation Committee to grant equity-based compensation awards in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares, performance units, and other awards for the purpose of providing the Company’s directors, officers and other employees incentives and rewards for performance. Some of the key features of the 2015 Plan are set forth below. Additionally, the Board approved the form of Incentive Stock Option Agreement (the “ISO Agreement”) and form of Nonqualified Stock Option Agreement (the “NSO Agreement”), both of which are attached hereto as Exhibit 10.2 and 10.3, respectively. The stockholders of the Company will vote on the Plan at the 2015 Annual Meeting to be held later this year for the purpose of enabling the Company to grant incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

Administration. The 2015 Plan will be administered by the Compensation Committee under delegated authority from the Company’s Board. The Company’s Board or Compensation Committee may delegate its authority under the 2015 Plan to a subcommittee. The Compensation Committee or the subcommittee may delegate to one or more of its members or to one or more of the Company’s officers, or to one or more agents or advisors, administrative duties, and the Compensation Committee may also delegate powers to one or more of the Company’s officers do one or both of the following (subject to certain limitations described in the 2015 Plan):

●	designate employees to receive awards under the 2015 Plan; and

●	determine the size of any such awards.

Plan Limits. Total awards under the 2015 Plan are currently limited to 40,000,000 shares of common stock. The 2015 Plan also provides that:

●	the aggregate number of shares of common stock actually issued or transferred upon the exercise of incentive stock options (“ISOs”) will not exceed 40,000,000 shares of common stock;

●

the aggregate number of shares of common stock issued as restricted stock, RSUs, performance shares, performance units and other awards under the 2015 Plan (after taking into account any forfeitures and cancellations) will not exceed 10,000,000 shares of common stock;

●	no participant will be granted stock options or SARs, in the aggregate, for more than 10,000,000 shares of common stock during any calendar year;

●

no participant will be granted stock-based awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, in the aggregate, for more than 10,000,000 shares of common stock during any calendar year; and

●

no participant in any calendar year will receive an award of performance units that is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, or other awards payable in cash, having an aggregate maximum value in excess of $2,000,000.

Recycling Provisions. The 2015 Plan provides that only shares with respect to awards granted under the 2015 Plan that expire or are forfeited or cancelled, or shares that were covered by an award the benefit of which is paid in cash instead of shares, will again be available for issuance under the 2015 Plan. The following shares will not be added back to the aggregate 2015 Plan limit: (1) shares tendered in payment of the option exercise price; (2) shares withheld by the Company to satisfy the tax withholding obligation; and (3) shares that are repurchased by the Company with stock option proceeds. Further, all shares covered by a SAR that is exercised and settled in shares, and whether or not all shares are actually issued to the participant upon exercise of the right, will be considered issued or transferred pursuant to the 2015 Plan.

No Repricing. Repricing of options and SARs is prohibited without stockholder approval under the 2015 Plan.

Other Features.

●

The 2015 Plan also provides that no stock options or SARs will be granted with an exercise or base price less than the fair market value of the Company’s shares of common stock on the date of grant; and

●	The 2015 Plan is designed to allow awards made under the 2015 Plan to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

Grants Under the 2015 Plan

Pursuant to the Plan, on January 27, 2015, the Board of the Company awarded the following option grants to NEOs:

Executive Officer	Grant Amount (Options of Common Stock)
Tom Steipp	4,300,000
Rick Salas	1,200,000
Tony Chung	1,500,000
Bruce Bromage	1,500,000

In addition, options to purchase 400,000 shares were granted to each of the four non-employee directors of the Company.

All of the foregoing option grants will expire 10 years from the date of grant unless they terminate earlier upon a termination of service. The options will vest ratably over a four year period. The foregoing options were granted as ISOs, but if the stockholders of the Company do not approve the Plan within one year of the grant date of the ISOs, then such options will become non-qualified stock options under the Internal Revenue Code but will otherwise remain in effect on the same terms.

The foregoing description of the Plan, the ISO Agreement and the NSO Agreement does not purport to be complete and is qualified in its entirety by reference to the Plan, the ISO Agreement and the NSO Agreement, copies of which are filed as Exhibit 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

10.1	2015 Equity Incentive Plan of Liquidmetal Technologies, Inc. *

10.2	Form of Incentive Stock Option Agreement for Liquidmetal Technologies, Inc.’s 2015 Equity Incentive Plan. *

10.3	Form of Nonqualified Stock Option Agreement for Liquidmetal Technologies, Inc.’s 2015 Equity Incentive Plan. *
________________ *Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC. By: /s/ Tony Chung Tony Chung Chief Financial Officer

Date: February 9, 2015

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

10.1	2015 Equity Incentive Plan of Liquidmetal Technologies, Inc. *

10.2	Form of Incentive Stock Option Agreement for Liquidmetal Technologies, Inc.’s 2015 Equity Incentive Plan. *

10.3	Form of Nonqualified Stock Option Agreement for Liquidmetal Technologies, Inc.’s 2015 Equity Incentive Plan. *
________________ *Filed herewith.